UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	May 31

Date of reporting period:	August 31, 2009

ITEM 1.            SCHEDULE OF INVESTMENTS

WESTERN ASSET GLOBAL HIGH

INCOME FUND INC.

FORM N-Q

AUGUST 31, 2009

Western Asset Global High Income Fund Inc.

Schedule of Investments (unaudited)	August 31, 2009

Face Amount†	Security	Value
CORPORATE BONDS & NOTES — 76.9%
CONSUMER DISCRETIONARY — 13.6%
Auto Components — 0.4%
1,660,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15 (a)(b)	$1,402,700
790,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	211,325
	Visteon Corp., Senior Notes:
154,000	8.250% due 8/1/10 (c)	10,010
613,000	12.250% due 12/31/16 (a)(c)	44,443
	Total Auto Components	1,668,478
Automobiles — 0.1%
	General Motors Corp.:
570,000	Notes, 7.200% due 1/15/11 (c)	86,925
	Senior Debentures:
300,000	8.250% due 7/15/23 (c)	45,000
3,500,000	8.375% due 7/15/33 (c)	555,625
	Total Automobiles	687,550
Diversified Consumer Services — 0.4%
1,550,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	1,629,437
	Service Corp. International, Senior Notes:
185,000	7.625% due 10/1/18	178,063
210,000	7.500% due 4/1/27	178,500
	Total Diversified Consumer Services	1,986,000
Hotels, Restaurants & Leisure — 3.2%
1,765,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	1,546,581
1,350,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	1,248,750
521,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (a)	330,835
875,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	881,562
	El Pollo Loco Inc.:
775,000	Senior Notes, 11.750% due 11/15/13	666,500
180,000	Senior Secured Notes, 11.750% due 12/1/12 (a)	189,000
1,410,000	Harrahs Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17 (a)	1,441,725
1,000,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10 (c)(d)	445,000
	MGM MIRAGE Inc.:
560,000	Notes, 6.750% due 9/1/12	449,400
	Senior Secured Notes:
475,000	10.375% due 5/15/14 (a)	502,313
1,135,000	11.125% due 11/15/17 (a)	1,234,312
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
675,000	7.125% due 8/15/14	475,875
625,000	6.875% due 2/15/15	434,375
220,000	Penn National Gaming Inc., Senior Subordinated Notes, 8.750% due 8/15/19 (a)	219,450
95,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11	84,075
770,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	550,550
1,150,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12	1,086,750
150,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 4.680% due 2/1/14 (a)(e)	74,250
	Station Casinos Inc., Senior Notes:
110,000	6.000% due 4/1/12 (c)(d)	35,338
760,000	7.750% due 8/15/16 (c)(d)	240,350

See Notes to Schedule of Investments.

Western Asset Global High Income Fund Inc.

Schedule of Investments (unaudited) (continued)	August 31, 2009

Face Amount†		Security	Value
Hotels, Restaurants & Leisure — 3.2% (continued)
2,000,000		Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)	$1,950,000
		Total Hotels, Restaurants & Leisure	14,086,991
Household Durables — 0.8%
80,000		American Greetings Corp., Senior Notes, 7.375% due 6/1/16	68,800
675,000		K Hovnanian Enterprises Inc., Senior Notes, 11.500% due 5/1/13	656,437
2,180,000		Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	2,212,700
445,000		Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	427,200
		Total Household Durables	3,365,137
Leisure Equipment & Products — 0.7%
2,000,000	EUR	Cirsa Capital Luxembourg, 7.875% due 7/15/12 (a)	2,625,225
255,000		WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16 (a)	265,200
		Total Leisure Equipment & Products	2,890,425
Media — 6.9%
		Affinion Group Inc.:
		Senior Notes:
2,315,000		10.125% due 10/15/13	2,312,106
1,785,000		10.125% due 10/15/13 (a)	1,782,769
380,000		Senior Subordinated Notes, 11.500% due 10/15/15	366,700
3,257,000		CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (c)(d)	472,265
849,000		CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13 (c)(d)	947,696
1,570,000		Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (a)	1,436,550
125,000		Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12 (c)(d)	1,250
215,000		Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11 (c)(d)	1,344
1,150,000		Charter Communications Inc., Senior Secured Notes, 12.875% due 9/15/14 (a)(d)	1,253,500
46,000		CMP Susquehanna Corp., 4.774% due 5/15/14 (a)(d)(e)(f)	19,550
1,120,000		Comcast Corp., 5.700% due 5/15/18	1,184,709
		CSC Holdings Inc.:
1,500,000		Senior Debentures, 7.875% due 2/15/18	1,462,500
		Senior Notes:
250,000		7.625% due 4/1/11	254,375
575,000		6.750% due 4/15/12	580,750
		DISH DBS Corp., Senior Notes:
3,060,000		7.750% due 5/31/15	3,014,100
4,000,000		7.875% due 9/1/19 (a)	3,965,000
830,000		Grupo Televisa SA, Senior Notes, 6.625% due 3/18/25	834,994
3,155,000		Idearc Inc., Senior Notes, 8.000% due 11/15/16 (c)	256,344
2,000,000	EUR	ITV PLC, Senior Notes, 10.000% due 6/30/14	2,869,099
		R.H. Donnelley Corp., Senior Notes:
650,000		8.875% due 1/15/16 (c)	41,438
100,000		8.875% due 10/15/17 (c)	6,375
1,100,000		Rogers Cable Inc., Senior Secured Notes, 7.875% due 5/1/12	1,233,075
270,000		Sun Media Corp., Senior Notes, 7.625% due 2/15/13	184,275
200,000		Time Warner Cable Inc., Senior Notes, 8.750% due 2/14/19	246,619
160,000		Time Warner Inc., 6.500% due 11/15/36	161,637
1,810,000		Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14 (a)	1,909,550
330,000		UPC Holding BV, Senior Notes, 9.875% due 4/15/18 (a)	335,363
		Virgin Media Finance PLC:
955,000		Senior Bonds, 9.500% due 8/15/16	986,037

See Notes to Schedule of Investments.

Western Asset Global High Income Fund Inc.

Schedule of Investments (unaudited) (continued)	August 31, 2009

Face Amount†	Security	Value
Media — 6.9% (continued)
2,030,000	Senior Notes, 9.125% due 8/15/16	$2,065,525
	Total Media	30,185,495
Multiline Retail — 0.5%
245,000	Dollar General Corp., Senior Notes, 10.625% due 7/15/15	273,175
	Neiman Marcus Group Inc.:
1,143,784	Senior Notes, 9.000% due 10/15/15 (b)	857,838
1,400,000	Senior Secured Notes, 7.125% due 6/1/28	1,071,000
	Total Multiline Retail	2,202,013
Specialty Retail — 0.3%
1,070,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	564,425
860,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	825,600
	Total Specialty Retail	1,390,025
Textiles, Apparel & Luxury Goods — 0.3%
1,115,000	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	1,165,175
	TOTAL CONSUMER DISCRETIONARY	59,627,289
CONSUMER STAPLES — 1.1%
Beverages — 0.4%
785,000	Constellation Brands Inc., Senior Notes, 8.375% due 12/15/14	802,662
340,000	Dr. Pepper Snapple Group Inc., Senior Notes, 6.820% due 5/1/18	379,872
390,000	PepsiCo Inc., Senior Notes, 7.900% due 11/1/18	492,701
	Total Beverages	1,675,235
Food & Staples Retailing — 0.2%
168,045	CVS Caremark Corp., Pass-Through Certificates, 5.298% due 1/11/27 (a)	152,921
	CVS Pass-Through Trust, Secured Notes:
100,340	5.880% due 1/10/28	92,783
618,277	6.036% due 12/10/28	585,168
	Total Food & Staples Retailing	830,872
Food Products — 0.2%
	Dole Food Co., Inc., Senior Notes:
420,000	7.250% due 6/15/10	420,000
432,000	8.875% due 3/15/11	433,080
	Total Food Products	853,080
Household Products — 0.1%
490,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	497,350
Tobacco — 0.2%
	Alliance One International Inc., Senior Notes:
550,000	10.000% due 7/15/16 (a)	545,875
320,000	10.000% due 7/15/16 (a)	317,600
	Total Tobacco	863,475
	TOTAL CONSUMER STAPLES	4,720,012
ENERGY — 13.6%
Energy Equipment & Services — 0.5%
260,000	Baker Hughes Inc., Senior Notes, 7.500% due 11/15/18	312,227
560,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	483,000
750,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	682,500
270,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	274,050
390,000	Transocean Inc., Senior Notes, 5.250% due 3/15/13	410,968
	Total Energy Equipment & Services	2,162,745
Oil, Gas & Consumable Fuels — 13.1%
800,000	Anadarko Petroleum Corp., Senior Notes, 6.450% due 9/15/36	794,409
280,000	Apache Corp., Senior Notes, 6.000% due 1/15/37	310,075

See Notes to Schedule of Investments.

Western Asset Global High Income Fund Inc.

Schedule of Investments (unaudited) (continued)	August 31, 2009

Face Amount†	Security	Value
Oil, Gas & Consumable Fuels — 13.1% (continued)
1,405,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	$1,264,500
670,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	702,663
	Chesapeake Energy Corp., Senior Notes:
1,350,000	6.375% due 6/15/15	1,236,937
270,000	6.625% due 1/15/16	246,713
2,535,000	7.250% due 12/15/18	2,332,200
160,000	Colorado Interstate Gas Co., Senior Notes, 6.800% due 11/15/15	176,960
	Compagnie Generale de Geophysique SA, Senior Notes:
245,000	7.500% due 5/15/15	233,975
255,000	7.750% due 5/15/17	242,250
487,402	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 5.509% due 4/15/10 (a)(b)(e)	375,300
230,000	Devon Energy Corp., Debentures, 7.950% due 4/15/32	286,592
1,900,000	Ecopetrol SA, Notes, 7.625% due 7/23/19 (a)	2,035,470
	El Paso Corp.:
	Medium-Term Notes:
2,050,000	7.375% due 12/15/12	2,089,311
1,260,000	7.750% due 1/15/32	1,128,276
125,000	Notes, 7.875% due 6/15/12	128,707
70,000	El Paso Natural Gas Co., Bonds, 8.375% due 6/15/32	84,088
480,000	Energy Transfer Partners LP, Senior Notes, 6.700% due 7/1/18	510,320
	Enterprise Products Operating LLP:
980,000	Junior Subordinated Notes, 8.375% due 8/1/66	851,209
550,000	Senior Bonds, 6.300% due 9/15/17	591,733
3,000,000	Subordinated Notes, 7.034% due 1/15/68	2,463,651
1,530,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,507,050
1,555,000	Forest Oil Corp., Senior Notes, 8.500% due 2/15/14 (a)	1,570,550
655,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	556,750
2,990,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13 (a)	2,930,200
390,000	Kinder Morgan Energy Partners LP, Medium-Term Notes, 6.950% due 1/15/38	422,998
	LUKOIL International Finance BV:
946,000	6.656% due 6/7/22 (a)	860,860
1,850,000	Bonds, 6.356% due 6/7/17 (a)	1,748,250
830,000	Notes, 6.356% due 6/7/17 (a)	784,350
2,020,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	1,919,000
330,000	Occidental Petroleum Corp., Senior Notes, 7.000% due 11/1/13	381,702
	OPTI Canada Inc., Senior Secured Notes:
690,000	7.875% due 12/15/14	445,050
445,000	8.250% due 12/15/14	291,475
5,917,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	5,418,682
510,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	520,200
2,500,000	Petroleos Mexicanos, 8.000% due 5/3/19 (a)	2,825,000
870,000	Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes, 9.750% due 8/14/19 (a)	949,387
5,560,000	Petronas Capital Ltd., 5.250% due 8/12/19 (a)	5,555,118
410,000	Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17 (a)	360,800
585,000	Plains Exploration & Production Co., Senior Notes, 10.000% due 3/1/16	623,025
1,335,000	Quicksilver Resources Inc., Senior Notes, 11.750% due 1/1/16	1,421,775
1,150,000	Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds, 5.500% due 9/30/14 (a)	1,195,767
	SandRidge Energy Inc., Senior Notes:
1,000,000	8.625% due 4/1/15 (b)	945,000
675,000	9.875% due 5/15/16 (a)	678,375
1,245,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)(c)(d)	80,925
660,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	597,300
1,140,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	1,140,000
355,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (a)	314,175
630,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	620,550

See Notes to Schedule of Investments.

Western Asset Global High Income Fund Inc.

Schedule of Investments (unaudited) (continued)	August 31, 2009

Face Amount†		Security	Value
Oil, Gas & Consumable Fuels — 13.1% (continued)
		Williams Cos., Inc.:
1,060,000		Notes, 8.750% due 3/15/32	$1,195,580
1,000,000		Senior Notes, 7.625% due 7/15/19	1,086,502
440,000		XTO Energy Inc., Senior Notes, 5.500% due 6/15/18	454,028
		Total Oil, Gas & Consumable Fuels	57,485,763
		Total ENERGY	59,648,508
FINANCIALS — 13.3%
Capital Markets — 0.6%
1,120,000		Bear Stearns Cos., Inc., Senior Notes, 7.250% due 2/1/18	1,279,261
330,000		Goldman Sachs Group Inc., Senior Notes, 6.150% due 4/1/18	348,923
390,000		Merrill Lynch & Co., Inc., Notes, 6.875% due 4/25/18	398,866
470,000		Morgan Stanley, Medium-Term Notes, 6.625% due 4/1/18	503,039
		Total Capital Markets	2,530,089
Commercial Banks — 3.6%
1,050,000		Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16 (a)(e)	974,915
		ICICI Bank Ltd., Subordinated Bonds:
1,840,000		6.375% due 4/30/22 (a)(e)	1,451,968
454,000		6.375% due 4/30/22 (a)(e)	361,681
		RSHB Capital, Loan Participation Notes:
2,230,000		Notes, 9.000% due 6/11/14 (a)	2,380,302
		Secured Notes:
1,232,000		7.175% due 5/16/13 (a)	1,235,080
4,120,000		7.125% due 1/14/14 (a)	4,140,600
1,350,000		7.125% due 1/14/14 (a)	1,350,810
470,000		Senior Notes, 6.299% due 5/15/17 (a)	426,525
		Senior Secured Notes:
280,000		7.175% due 5/16/13 (a)	281,624
1,529,000		6.299% due 5/15/17 (a)	1,379,922
1,350,000		Wachovia Corp., Senior Notes, 5.750% due 2/1/18	1,420,080
350,000		Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13 (e)(g)	357,000
		Total Commercial Banks	15,760,507
Consumer Finance — 3.5%
260,000		American Express Co., Notes, 7.000% due 3/19/18	273,233
2,000,000	EUR	FMG Finance Pty Ltd., Senior Secured Bonds, 9.750% due 9/1/13 (a)	3,055,590
		Ford Motor Credit Co.:
1,300,000		Notes, 7.000% due 10/1/13	1,160,281
		Senior Notes:
115,000		9.875% due 8/10/11	113,832
380,000		12.000% due 5/15/15	396,006
1,930,000		Ford Motor Credit Co., LLC, Senior Notes, 7.500% due 8/1/12	1,777,532
		GMAC LLC:
730,000		Notes, 2.200% due 12/19/12	736,229
		Senior Notes:
978,000		6.875% due 8/28/12 (a)	860,640
30,000		7.500% due 12/31/13 (a)	24,975
3,877,000		8.000% due 11/1/31 (a)	3,033,753
36,000		Subordinated Notes, 8.000% due 12/31/18 (a)	26,550
4,350,000		SLM Corp., Senior Notes, 0.664% due 7/26/10 (e)	3,980,811
		Total Consumer Finance	15,439,432
Diversified Financial Services — 4.0%
350,000		AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12 (a)	306,250
490,000		Bank of America Corp., Senior Notes, 5.650% due 5/1/18	474,600
550,000		CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	448,250

See Notes to Schedule of Investments.

Western Asset Global High Income Fund Inc.

Schedule of Investments (unaudited) (continued)	August 31, 2009

Face Amount†		Security	Value
Diversified Financial Services — 4.0% (continued)
840,000		Citigroup Funding Inc., Notes, 2.250% due 12/10/12	$849,034
		Citigroup Inc.:
290,000		Notes, 6.875% due 3/5/38	262,686
		Senior Notes:
490,000		6.125% due 11/21/17	462,972
2,000,000		8.500% due 5/22/19	2,189,826
290,000		El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11 (a)	297,794
470,000		Galaxy Entertainment Finance Co., Ltd., Senior Notes, 6.218% due 12/15/10 (a)(e)	458,250
		General Electric Capital Corp., Senior Notes:
1,950,000		2.125% due 12/21/12	1,962,732
650,000		5.625% due 5/1/18	648,345
2,000,000	EUR	ISS Financing PLC, Senior Secured Bonds, 11.000% due 6/15/14 (a)	2,975,209
220,000		John Deere Capital Corp., Senior Notes, 4.900% due 9/9/13	233,850
		Leucadia National Corp., Senior Notes:
540,000		8.125% due 9/15/15	531,900
340,000		7.125% due 3/15/17	313,650
		TNK-BP Finance SA:
550,000		6.625% due 3/20/17 (a)	490,875
		Senior Notes:
1,220,000		7.500% due 7/18/16 (a)	1,152,900
170,000		7.500% due 7/18/16 (a)	162,350
1,490,000		7.875% due 3/13/18 (a)	1,408,050
890,000		Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 9.952% due 10/1/15	898,900
755,000		Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	745,562
		Total Diversified Financial Services	17,273,985
Insurance — 0.7%
4,000,000		American International Group Inc., Senior Notes, 8.250% due 8/15/18	3,208,092
Real Estate Investment Trusts (REITs) — 0.7%
30,000		Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	18,975
2,275,000		Host Marriott LP, Senior Notes, 7.125% due 11/1/13	2,212,437
		Ventas Realty LP/Ventas Capital Corp., Senior Notes:
175,000		6.500% due 6/1/16	163,188
690,000		6.750% due 4/1/17	652,050
		Total Real Estate Investment Trusts (REITs)	3,046,650
Real Estate Management & Development — 0.2%
169,000		Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15 (a)(d)(f)	63,375
1,750,000		Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	717,500
		Total Real Estate Management & Development	780,875
		TOTAL FINANCIALS	58,039,630
HEALTH CARE — 5.2%
Health Care Providers & Services — 5.1%
240,000		Cardinal Health Inc., Senior Bonds, 5.850% due 12/15/17	253,094
620,000		Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	625,425
1,300,000		DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	1,261,000
		HCA Inc.:
1,360,000		Notes, 6.375% due 1/15/15	1,196,800
		Senior Secured Notes:
2,550,000		9.250% due 11/15/16	2,588,250
4,386,000		9.625% due 11/15/16 (b)	4,440,825
2,000,000		Humana Inc., Senior Notes, 7.200% due 6/15/18	1,939,768

See Notes to Schedule of Investments.

Western Asset Global High Income Fund Inc.

Schedule of Investments (unaudited) (continued)	August 31, 2009

Face Amount†	Security	Value
Health Care Providers & Services — 5.1% (continued)
2,680,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	$2,633,100
	Tenet Healthcare Corp.:
	Senior Notes:
1,030,000	7.375% due 2/1/13	952,750
1,015,000	9.000% due 5/1/15 (a)	1,045,450
215,000	10.000% due 5/1/18 (a)	232,738
1,968,000	Senior Secured Notes, 8.875% due 7/1/19 (a)	2,027,040
	Universal Hospital Services Inc., Senior Secured Notes:
160,000	4.635% due 6/1/15 (e)	130,400
135,000	8.500% due 6/1/15 (b)	130,950
3,377,000	US Oncology Holdings Inc., Senior Notes, 7.654% due 3/15/12 (b)(e)	2,887,335
240,000	WellPoint Inc., Notes, 5.875% due 6/15/17	249,311
	Total Health Care Providers & Services	22,594,236
Pharmaceuticals — 0.1%
1,270,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (c)(d)	6,350
260,000	Wyeth, Notes, 5.950% due 4/1/37	284,138
	Total Pharmaceuticals	290,488
	TOTAL HEALTH CARE	22,884,724
INDUSTRIALS — 6.5%
Aerospace & Defense — 0.5%
1,897,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15 (b)	1,090,775
	L-3 Communications Corp., Senior Subordinated Notes:
845,000	7.625% due 6/15/12	857,675
325,000	6.375% due 10/15/15	307,938
	Total Aerospace & Defense	2,256,388
Airlines — 0.5%
	Continental Airlines Inc.:
195,810	8.388% due 5/1/22	144,899
	Pass-Through Certificates:
279,117	8.312% due 4/2/11	231,667
290,000	7.339% due 4/19/14	223,300
2,290,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (a)	1,614,450
	Total Airlines	2,214,316
Building Products — 0.6%
1,560,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	1,404,000
	GTL Trade Finance Inc.:
740,000	7.250% due 10/20/17 (a)	797,720
376,000	Senior Notes, 7.250% due 10/20/17 (a)	405,328
160,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14 (d)	76,000
1,130,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.542% due 3/1/14 (d)	56,500
	Total Building Products	2,739,548
Commercial Services & Supplies — 1.5%
900,000	Allied Waste North America Inc., Senior Notes, 7.375% due 4/15/14	939,062
2,510,000	Altegrity Inc., Senior Subordinated Notes, 10.500% due 11/1/15 (a)	2,089,575
1,498,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	1,526,087
	RSC Equipment Rental Inc.:
1,295,000	Senior Notes, 9.500% due 12/1/14	1,165,500
735,000	Senior Secured Notes, 10.000% due 7/15/17 (a)	771,750
	Total Commercial Services & Supplies	6,491,974

See Notes to Schedule of Investments.

Western Asset Global High Income Fund Inc.

Schedule of Investments (unaudited) (continued)	August 31, 2009

Face Amount†		Security	Value
Construction & Engineering — 1.6%
7,177,000		Odebrecht Finance Ltd., 7.500% due 10/18/17 (a)	$7,230,827
Machinery — 0.2%
680,000		Terex Corp., Senior Notes, 10.875% due 6/1/16	715,700
Road & Rail — 1.0%
		Kansas City Southern de Mexico, Senior Notes:
790,000		9.375% due 5/1/12	782,100
2,080,000		7.625% due 12/1/13	1,892,800
615,000		12.500% due 4/1/16 (a)	651,900
1,130,000		RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17 (a)	1,173,788
		Total Road & Rail	4,500,588
Trading Companies & Distributors — 0.5%
595,000		Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	525,088
1,020,000		H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	882,300
1,415,000		Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)(d)	573,075
		Total Trading Companies & Distributors	1,980,463
Transportation Infrastructure — 0.1%
		Swift Transportation Co., Senior Secured Notes:
110,000		8.190% due 5/15/15 (a)(e)	56,650
890,000		12.500% due 5/15/17 (a)	493,950
		Total Transportation Infrastructure	550,600
		TOTAL INDUSTRIALS	28,680,404
INFORMATION TECHNOLOGY — 0.7%
IT Services — 0.6%
520,000		Ceridian Corp., Senior Notes, 12.250% due 11/15/15 (b)	413,400
1,240,000		First Data Corp., Senior Notes, 9.875% due 9/24/15	1,066,400
1,500,000		SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	1,492,500
		Total IT Services	2,972,300
Semiconductors & Semiconductor Equipment — 0.1%
		Freescale Semiconductor Inc.:
70,000		Senior Notes, 8.875% due 12/15/14	47,600
325,000		Senior Subordinated Notes, 10.125% due 12/15/16	182,000
		Total Semiconductors & Semiconductor Equipment	229,600
		TOTAL INFORMATION TECHNOLOGY	3,201,900
MATERIALS — 7.0%
Chemicals — 0.1%
210,000		Methanex Corp., Senior Notes, 8.750% due 8/15/12	207,900
220,000		Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	210,100
		Total Chemicals	418,000
Containers & Packaging — 0.7%
2,000,000	EUR	Beverage Packaging Holdings Luxembourg II SA, Senior Notes, 9.500% due 6/15/17 (a)	2,783,026
575,000		Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10 (c)(d)(f)	0
		Total Containers & Packaging	2,783,026
Metals & Mining — 4.6%
1,050,000		Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (a)	1,140,790
		Evraz Group SA, Notes:
2,010,000		8.875% due 4/24/13 (a)	1,846,688
280,000		8.875% due 4/24/13 (a)	258,300
2,950,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	3,079,676
2,000,000		Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,840,000

See Notes to Schedule of Investments.

Western Asset Global High Income Fund Inc.

Schedule of Investments (unaudited) (continued)	August 31, 2009

Face Amount†		Security	Value
Metals & Mining — 4.6% (continued)
486,893		Noranda Aluminium Acquisition Corp., Senior Notes, 6.163% due 5/15/15 (b)(e)	$299,439
950,000		Novelis Inc., Senior Notes, 7.250% due 2/15/15	774,250
1,530,000		Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	1,415,250
250,000		Steel Dynamics Inc., Senior Notes, 7.375% due 11/1/12	246,875
		Teck Resources Ltd., Senior Secured Notes:
490,000		9.750% due 5/15/14	531,650
410,000		10.250% due 5/15/16	455,100
810,000		10.750% due 5/15/19	926,438
		Vale Overseas Ltd., Notes:
1,448,000		8.250% due 1/17/34	1,689,079
2,704,000		6.875% due 11/21/36	2,720,778
2,980,000		Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14 (a)	2,927,850
		Total Metals & Mining	20,152,163
Paper & Forest Products — 1.6%
2,110,000		Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11 (a)(c)	2,015,050
		Appleton Papers Inc.:
375,000		Senior Notes, 8.125% due 6/15/11 (d)	284,062
715,000		Senior Subordinated Notes, 9.750% due 6/15/14 (d)	326,219
410,000		Celulosa Arauco y Constitucion SA, Senior Notes, 7.250% due 7/29/19 (a)	442,706
2,095,000		NewPage Corp., Senior Secured Notes, 6.733% due 5/1/12 (e)	906,087
		PE Paper Escrow GmbH, Senior Secured Notes:
2,000,000	EUR	11.750% due 8/1/14 (a)	2,876,272
270,000		12.000% due 8/1/14 (a)	277,258
		Total Paper & Forest Products	7,127,654
		TOTAL MATERIALS	30,480,843
TELECOMMUNICATION SERVICES — 9.8%
Diversified Telecommunication Services — 5.8%
		AT&T Inc.:
630,000		Global Notes, 5.600% due 5/15/18	666,554
720,000		Senior Notes, 6.400% due 5/15/38	768,499
		Axtel SAB de CV, Senior Notes:
1,996,000		7.625% due 2/1/17 (a)	1,811,370
1,714,000		7.625% due 2/1/17 (a)	1,551,170
240,000		British Telecommunications PLC, Bonds, 9.625% due 12/15/30	302,566
120,000		Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	87,000
535,000		Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (c)(d)	669
3,505,000		Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	3,671,487
900,000		Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 11.445% due 2/1/15	882,000
210,000		Intelsat Jackson Holdings Ltd., Senior Notes, 9.500% due 6/15/16 (a)	216,825
350,000		Koninklijke KPN NV, Senior Notes, 8.375% due 10/1/30	448,216
		Level 3 Financing Inc., Senior Notes:
965,000		12.250% due 3/15/13	945,700
1,105,000		9.250% due 11/1/14	917,150
1,895,000		Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (a)	1,932,900
1,520,000		Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	1,474,400
85,000		Qwest Corp., Senior Notes, 3.879% due 6/15/13 (e)	79,050
450,000		Telefonica Emisones SAU, Senior Notes, 6.221% due 7/3/17	498,239
828,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16 (a)	796,950
		Verizon Communications Inc., Senior Notes:
510,000		5.500% due 2/15/18	536,499
560,000		6.400% due 2/15/38	607,428

See Notes to Schedule of Investments.

Western Asset Global High Income Fund Inc.

Schedule of Investments (unaudited) (continued)	August 31, 2009

Face Amount†		Security	Value
Diversified Telecommunication Services — 5.8% (continued)
430,000		Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13 (a)	$430,516
1,535,000		VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes, 8.375% due 4/30/13 (a)	1,545,011
		Wind Acquisition Finance SA:
155,000		Senior Bonds, 10.750% due 12/1/15 (a)	167,400
2,000,000	EUR	Senior Notes, 11.750% due 7/15/17 (a)	2,972,206
1,925,000		Windstream Corp., Senior Notes, 8.625% due 8/1/16	1,941,844
		Total Diversified Telecommunication Services	25,251,649
Wireless Telecommunication Services — 4.0%
630,000		ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17 (a)(b)	766,588
1,090,000		America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	1,098,470
2,800,000		Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16 (a)	2,730,000
170,000		Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	177,013
		Sprint Capital Corp., Senior Notes:
320,000		8.375% due 3/15/12	322,000
7,500,000		8.750% due 3/15/32	6,262,500
6,510,000		True Move Co., Ltd., Notes, 10.750% due 12/16/13 (a)	6,135,675
		Total Wireless Telecommunication Services	17,492,246
		TOTAL TELECOMMUNICATION SERVICES	42,743,895
UTILITIES — 6.1%
Electric Utilities — 2.8%
770,000		Centrais Eletricas Brasileiras SA, Senior Notes, 6.875% due 7/30/19 (a)	816,200
2,050,000		EEB International Ltd., Senior Bonds, 8.750% due 10/31/14 (a)	2,193,500
581,000		Enersis SA, Notes, 7.375% due 1/15/14	641,665
270,000		FirstEnergy Corp., Notes, 7.375% due 11/15/31	298,916
550,000		Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	570,625
290,000		Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	317,154
11,000,000		Texas Competitive Electric Holdings Co. LLC, Senior Notes, 10.250% due 11/1/15	7,342,500
		Total Electric Utilities	12,180,560
Gas Utilities — 0.3%
1,480,000		Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,443,000
Independent Power Producers & Energy Traders — 2.8%
		AES Corp., Senior Notes:
525,000		9.375% due 9/15/10	543,375
670,000		8.875% due 2/15/11	693,450
2,940,000		7.750% due 3/1/14	2,877,525
1,500,000		7.750% due 10/15/15	1,462,500
1,150,000		Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	822,250
		Edison Mission Energy, Senior Notes:
1,890,000		7.750% due 6/15/16	1,549,800
550,000		7.200% due 5/15/19	401,500
765,000		7.625% due 5/15/27	516,375
845,000		Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	815,425
		NRG Energy Inc., Senior Notes:
2,195,000		7.250% due 2/1/14	2,140,125
605,000		7.375% due 2/1/16	580,044
		Total Independent Power Producers & Energy Traders	12,402,369
Multi-Utilities — 0.2%
820,000		Empresas Publicas de Medellin ESP, Senior Notes, 7.625% due 7/29/19 (a)	873,300
		TOTAL UTILITIES	26,899,229
		TOTAL CORPORATE BONDS & NOTES (Cost — $356,590,545)	336,926,434

See Notes to Schedule of Investments.

Western Asset Global High Income Fund Inc.

Schedule of Investments (unaudited) (continued)	August 31, 2009

Face Amount†		Security	Value
ASSET-BACKED SECURITIES — 0.0%
FINANCIALS — 0.0%
Home Equity — 0.0%
110,125		Finance America Net Interest Margin Trust, 5.250% due 6/27/34 (a)(d)(f)	$55
		Sail Net Interest Margin Notes:
42,974		7.000% due 7/27/33 (a)(d)(f)	21
14,101		7.000% due 7/27/33 (a)(d)(f)	7
		TOTAL ASSET-BACKED SECURITIES (Cost — $166,864)	83
COLLATERALIZED MORTGAGE OBLIGATION — 0.3%
7,396,753		Federal National Mortgage Association (FNMA) STRIPS, IO, 5.500% due 6/1/33 (d)(h) (Cost - $2,516,738)	1,273,594
COLLATERALIZED SENIOR LOAN — 0.5%
CONSUMER DISCRETIONARY — 0.5%
Media — 0.5%
2,000,000		Newsday LLC, Term Loan, 9.750% due 7/15/13 (Cost - $2,067,500)	2,047,500
MORTGAGE-BACKED SECURITIES — 3.7%
FHLMC — 3.0%
		Federal Home Loan Mortgage Corp. (FHLMC):
3,864,348		5.721% due 3/1/37 (e)(h)	4,061,291
2,877,889		5.862% due 5/1/37 (e)(h)	3,036,094
155,275		6.092% due 9/1/37 (e)(h)	164,119
5,677,695		Gold, 5.500% due 4/1/38 (h)	5,925,762
		Total FHLMC	13,187,266
FNMA — 0.7%
		Federal National Mortgage Association (FNMA):
2,828,123		5.000% due 6/1/35 (h)	2,916,778
82,066		5.500% due 6/1/36 (h)	85,972
		Total FNMA	3,002,750
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $15,339,070)	16,190,016
SOVEREIGN BONDS — 12.3%
Argentina — 0.4%
		Republic of Argentina:
1,074,000	EUR	9.000% due 6/20/03 (c)	362,066
1,100,000	EUR	10.250% due 1/26/07 (c)	370,831
1,729,117	EUR	8.000% due 2/26/08 (c)	582,918
1,550,000	DEM	11.750% due 11/13/26 (c)	267,168
522,000	EUR	Medium-Term Notes, 10.000% due 2/22/07 (c)	175,976
		Total Argentina	1,758,959
Brazil — 1.8%
13,409,000	BRL	Brazil Nota do Tesouro Nacional, 10.000% due 7/1/10	7,202,083
800,000		Federative Republic of Brazil, 7.125% due 1/20/37	888,000
		Total Brazil	8,090,083
Colombia — 0.9%
		Republic of Colombia:
544,000		11.750% due 2/25/20	758,880
2,852,000		7.375% due 9/18/37	2,994,600

See Notes to Schedule of Investments.

Western Asset Global High Income Fund Inc.

Schedule of Investments (unaudited) (continued)	August 31, 2009

Face Amount†		Security	Value
Colombia — 0.9% (continued)
100,000		Senior Notes, 7.375% due 3/18/19	$109,700
		Total Colombia	3,863,180
Indonesia — 1.1%
		Republic of Indonesia:
15,399,000,000	IDR	10.250% due 7/15/22	1,477,267
25,206,000,000	IDR	11.000% due 9/15/25	2,471,711
11,646,000,000	IDR	Bonds, 9.750% due 5/15/37	973,885
		Total Indonesia	4,922,863
Mexico — 0.3%
		United Mexican States:
148,000		11.375% due 9/15/16	199,060
		Medium-Term Notes:
4,000		5.625% due 1/15/17	4,070
1,046,000		6.750% due 9/27/34	1,090,455
		Total Mexico	1,293,585
Panama — 1.3%
		Republic of Panama:
621,000		7.250% due 3/15/15	691,794
1,275,000		9.375% due 4/1/29	1,638,375
3,080,000		6.700% due 1/26/36	3,149,300
		Total Panama	5,479,469
Peru — 0.7%
		Republic of Peru:
278,000		8.750% due 11/21/33	344,025
1,774,000		Bonds, 6.550% due 3/14/37	1,774,000
50,000		Global Bonds, 7.350% due 7/21/25	54,750
895,000		Global Senior Bonds, 8.375% due 5/3/16	1,051,625
		Total Peru	3,224,400
Russia — 2.6%
10,996,800		Russian Federation, 7.500% due 3/31/30 (a)	11,381,688
Turkey — 0.7%
3,000,000		Republic of Turkey, Senior Notes, 7.500% due 7/14/17	3,270,000
United Arab Emirates — 0.2%
750,000		MDC-GMTN B.V., Senior Notes, 5.750% due 5/6/14 (a)	783,425
Venezuela — 2.3%
		Bolivarian Republic of Venezuela:
365,000		8.500% due 10/8/14	308,425
10,627,000		5.750% due 2/26/16 (a)	7,332,630
475,000		7.650% due 4/21/25	283,812
		Collective Action Securities:
1,608,000		9.375% due 1/13/34	1,101,480
875,000		Notes, 10.750% due 9/19/13	840,000
		Total Venezuela	9,866,347
		TOTAL SOVEREIGN BONDS (Cost — $56,671,425)	53,933,999
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.7%
U.S. Government Agencies — 0.5%
650,000		Federal Home Loan Bank (FHLB), Global Bonds, 1.625% due 7/27/11	656,063

See Notes to Schedule of Investments.

Western Asset Global High Income Fund Inc.

Schedule of Investments (unaudited) (continued)	August 31, 2009

Face Amount†	Security	Value
U.S. Government Agencies — 0.5% (continued)
210,000	Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes, 3.000% due 7/28/14 (h)	$213,297
	Federal National Mortgage Association (FNMA):
1,000,000	5.625% due 11/15/21 (h)	1,064,387
500,000	Senior Notes, 5.500% due 9/14/17 (h)	500,874
	Total U.S. Government Agencies	2,434,621
U.S. Government Obligations — 0.2%
	U.S. Treasury Bonds:
60,000	3.500% due 2/15/39	53,025
220,000	4.250% due 5/15/39	222,510
	U.S. Treasury Notes:
60,000	1.500% due 7/15/12	60,136
30,000	2.625% due 6/30/14	30,401
210,000	2.750% due 2/15/19	198,860
160,000	3.125% due 5/15/19	156,250
	Total U.S. Government Obligations	721,182
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $3,084,134)	3,155,803
U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.1%
	U.S. Treasury Bonds, Inflation Indexed:
3,161,540	2.000% due 1/15/26	3,078,550
983,728	2.375% due 1/15/27	1,009,551
2,439,441	1.750% due 1/15/28	2,279,353
1,416,625	3.875% due 4/15/29	1,780,077
936,378	U.S. Treasury Notes, Inflation Indexed, 2.625% due 7/15/17	997,535
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES
	(Cost — $9,088,696)	9,145,066

Shares
COMMON STOCK — 0.0%
MATERIALS — 0.0%
Chemicals — 0.0%
1,690	Georgia Gulf Corp.* (Cost - $61,941)	50,711
PREFERRED STOCKS — 0.5%
CONSUMER DISCRETIONARY — 0.1%
Automobiles — 0.1%
30,500	Corts-Ford Motor Co., 7.400%	454,145
1,900	Corts-Ford Motor Co., 8.000%	29,450
	Total Automobiles	483,595
Media — 0.0%
10,727	CMP Susquehanna Radio Holdings Corp., 0.000% (a)(e)(f)*	4,559
	TOTAL CONSUMER DISCRETIONARY	488,154
FINANCIALS — 0.2%
Consumer Finance — 0.1%
1,176	Preferred Blocker Inc., 7.000% (a)	547,171
Diversified Financial Services — 0.1%
2,600	Preferred Plus, Trust, Series FRD-1, 7.400%	37,726
9,700	Saturns, Series F 2003-5, 8.125%	154,812
	Total Diversified Financial Services	192,538
	TOTAL FINANCIALS	739,709

See Notes to Schedule of Investments.

Western Asset Global High Income Fund Inc.

Schedule of Investments (unaudited) (continued)	August 31, 2009

Shares	Security	Value
MATERIALS — 0.2%
Chemicals — 0.2%
37,836	Georgia Gulf Corp.	$1,049,938
	TOTAL PREFERRED STOCKS (Cost — $2,498,528)	2,277,801

Warrants
WARRANTS — 0.0%
2,675	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20*	68,213
570	Buffets Restaurant Holdings, Expires 4/28/14(d)(f)*	0
12,259	CNB Capital Trust, Expires 3/23/19(a)(f)*	337
	TOTAL WARRANTS (Cost — $83,262)	68,550
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $448,168,703)	425,069,557

Face Amount†
SHORT-TERM INVESTMENT — 3.0%
Repurchase Agreement — 3.0%
13,075,000	Morgan Stanley tri-party repurchase agreement dated 8/31/09, 0.170% due 9/1/09; Proceeds at maturity - $13,075,062; (Fully collateralized by U.S. government agency obligation, 1.500% due 1/7/11; Market value - $13,368,696) (Cost - $13,075,000)	13,075,000
	TOTAL INVESTMENTS — 100.0% (Cost — $461,243,703#)	$438,144,557

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	The coupon payment on these securities is currently in default as of August 31, 2009.
(d)	Illiquid security.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	-	Brazilian Real
	DEM	-	German Mark
	EUR	-	Euro
	GMAC	-	General Motors Acceptance Corp.
	IDR	-	Indonesian Rupiah
	IO	-	Interest Only
	OJSC	-	Open Joint Stock Company
	STRIPS	-	Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities.  Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market.  Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”).  FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value.  The hierarchy of inputs is summarized below.

•                  Level 1 – quoted prices in active markets for identical investments

•                  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	Quoted Prices	Other Significant Observable Inputs	Significant Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Long-term investments:
Corporate bonds & notes	—	$336,843,509	$82,925	$336,926,434
Asset-backed securities	—	—	83	83
Collateralized mortgage obligation	—	1,273,594	—	1,273,594
Collateralized senior loan	—	2,047,500	—	2,047,500
Mortgage-backed securities	—	16,190,016	—	16,190,016
Sovereign bonds	—	53,933,999	—	53,933,999
U.S. government & agency obligations	—	3,155,803	—	3,155,803
U.S. treasury inflation protected securities	—	9,145,066	—	9,145,066
Common stock	$50,711	—	—	50,711
Preferred stocks	676,133	1,597,109	4,559	2,277,801
Warrants	—	68,213	337	68,550
Total long-term investments	$726,844	$424,254,809	$87,904	$425,069,557
Short-term investments	—	13,075,000	—	13,075,000
Total investments	$726,844	$437,329,809	$87,904	$438,144,557
Other financial instruments:
Forward currency contracts	—	$(144,883)	—	$(144,883)
Interest rate swaps	—	(27,382)	—	(27,382)
Credit default swaps on credit indices - sell protection †	—	(3,180,820)	—	(3,180,820)
Total other financial instruments	—	$(3,353,085)	—	$(3,353,085)
Total	$726,844	$433,976,724	$87,904	$434,791,472

†Values include any premiums paid or received with respect to swap contracts

Notes to Schedule of Investments (unaudited) (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE	ASSET-	COMMON STOCKS	PREFERRED STOCKS
INVESTMENTS IN SECURITIES	BONDS & NOTES	BACKED SECURITIES	CONSUMER DISCRETIONARY	CONSUMER DISCRETIONARY	WARRANTS	TOTAL
Balance as of May 31, 2009	$1,206,667	—	—	$4,559	$337	$1,211,563
Accrued premiums/discounts	9,290	—	—	—	—	9,290
Realized gain/(loss) [1]	—	—	$(694,145)	—	—	(694,145)
Change in unrealized appreciation (depreciation) [2]	7,758	—	695,435	—	—	703,193
Net purchases (sales)	—	—	(1,290)	—	—	(1,290)
Net transfers in and/or out of Level 3	(1,140,790)	$83	—	—	—	(1,140,707)
Balance as of August 31, 2009	$82,925	$83	—	$4,559	$337	$87,904
Net unrealized appreciation (depreciation) for investments in securities still held at August 31, 2009 [2]	$(535,855)	$(166,780)	—	—	—	$(702,635)

1                   This amount is included in net realized gain (loss) from investment.

2                   Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements.  When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Notes to Schedule of Investments (unaudited) (continued)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap Agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or

Notes to Schedule of Investments (unaudited) (continued)

made by a Fund are recorded as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments. The risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As disclosed in the Fair Values of Derivatives – Balance Sheet table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of August 31, 2009 was $(3,180,820). The Fund did not post or receive collateral for swaps at August 31, 2009. If a defined credit event had occurred as of August 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $25,800,000 less the value of the contracts’ related reference obligations.

As of August 31, 2009, the Brazil CETIP Interbank Deposit (CDI) rate was 8.62%.

(e) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Loan Participations.  The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(g) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Security Transactions.  Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2.  Investments

At August 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,726,922
Gross unrealized depreciation	(39,826,068)
Net unrealized depreciation	$(23,099,146)

At August 31, 2009, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:
British Pound	1,680,000	$2,737,359	11/19/09	$(116,524)
Euro	3,450,000	4,949,206	11/19/09	(18,829)
				(135,353)
Contracts to Sell:
British Pound	1,683,000	2,742,247	11/19/09	110,101
Euro	1,050,000	1,506,280	11/19/09	(16,851)
Euro	14,100,000	20,227,189	11/19/09	(102,780)
				(9,530)
Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(144,883)

At August 31, 2009, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT †	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND ‡	PERIODIC PAYMENTS RECEIVED BY THE FUND ‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Interest Rate Swaps:
Credit Suisse First Boston Inc.	4,271,536	1/2/12	BRL-CDI	10.510%	$—	$(18,006	)*
Credit Suisse First Boston Inc.	2,653,585	1/2/12	BRL-CDI	10.560%	—	(9,376	)*
Net unrealized depreciation on open swap contracts						$(27,382)

*Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT †[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND ‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Barclay’s Capital Inc. (CDX North America Crossover Index)	25,800,000	12/20/12	3.750% quarterly	$(2,890,570)	$290,250	$(3,180,820)

1 If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2 The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Notes to Schedule of Investments (unaudited) (continued)

3 The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liabliability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†  Notional amount denominated in U.S. dollars, unless otherwise noted.

‡  Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2009.

	Forward Foreign Currency Contracts		Swap Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	—	—	—	$(27,382)	$(27,382)
Foreign Exchange Contracts	$110,101	$(254,984)	—	—	(144,883)
Credit Contracts	—	—	—	(3,180,820)	(3,180,820)
Total	$110,101	$(254,984)	—	$(3,208,202)	$(3,353,085)

ITEM 2.                                                   CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                   EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	October 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	October 26, 2009

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	October 26, 2009